American Century Quantitative Equity Funds, Inc.
Statement of Additional Information Supplement

Disciplined Growth Fund ■ Disciplined Growth 130/30 Fund
Equity Growth Fund ■ Equity Growth 130/30 Fund
NT Equity Growth Fund ■ Global Gold Fund
Income & Growth Fund ■ International Core Equity Fund
Long-Short Market Neutral Fund ■ Small Company Fund
NT Small Company Fund ■ Strategic Inflation Opportunities Fund
Utilities Fund
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Supplement dated September 1, 2010 ¡ Statement of Additional Information dated April 1, 2010

Effective November 1, 2010, the Long-Short Market Neutral Fund will be renamed the Equity Market Neutral Fund.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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